                                 AMENDMENT TO
                        SETTLEMENT AND VOTING AGREEMENT




         Amendment to Settlement and Voting Agreement, dated as of the 23rd day of September, 1997 (the "Amendment"), to the Settlement and Voting Agreement, dated as of June 12, 1997 (the "Settlement Agreement"), by and among the parties executing this Amendment.


                             W I T N E S S E T H :

         WHEREAS, the parties hereto hereby agree that it would be in their mutual best interest to amend the Settlement Agreement in the manner set forth herein;

         NOW, THEREFORE, in consideration of the above premises and the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms which are not defined herein shall have the respective meanings set forth in the Settlement Agreement.

         2. Modifications. The Settlement Agreement is hereby amended as follows:

                  (a) Sections 2.4 and 3.6 shall be deleted in their entirety and the following provisions substituted in lieu thereof:

                           2.4. Transfer Restrictions. The Subscribing Parties represent and warrant that, exclusive of any securities in the May Davis trading account above 11,400 outstanding shares of Common Stock, there are 315,000 outstanding shares of Common Stock that are Subscribing Party Voting Securities as of the date hereof. The Company hereby agrees that the Subscribing Parties may sell up to 170,000 shares of such Subscribing Party Voting Securities at any time following the date of this Amendment, subject to compliance with applicable securities laws, free of any restrictions imposed by the Company and that the Company shall use its best efforts to cause its counsel to deliver any and all opinions reasonably requested by the Company's transfer agent in connection with such transfers, promptly upon request. The Company hereby confirms that, in the event that a proposed sale is to be effected under

                           Rule 144 promulgated under the Securities Act of 1933, as amended, the form of seller's representation letter attached hereto as Exhibit A, when and if duly completed by the applicable Subscribing Party, will be acceptable. The Subscribing Parties agree that the remaining shares of Common Stock will continue to constitute Subscribing Party Voting Securities and that the Subscribing Parties shall not sell or otherwise transfer any of such shares (or take any other action that would cause such Common Stock to cease to be Subscribing Party Voting Securities) until after the 1997 Annual Meeting (including any adjournments of such Meeting). Any proposed transfer of the remaining shares of Subscribing Party Voting Securities (namely, 145,000 plus any shares of Common Stock hereafter acquired pursuant to Section 2.5 or otherwise) by a Subscribing Party shall be void unless in accordance with the provisions of this Section 2.4.

                           3.6. Withdrawal of Demand for Shareholder List. May Davis hereby confirms that it has withdrawn its demand, dated February 27, 1997, pursuant to
                           Section 220 of the Delaware General Corporation Law, for a list of the Company's shareholders.

                  (b) The following provisions shall be added to the Settlement Agreement as Sections 2.5, 3.10 and 3.11, respectively:

                           2.5. Additional Shares. The Subscribing Parties covenant and agree that they have completed or will complete by October 1, 1997 a transaction by which 58,600 outstanding shares of Common Stock are sold by Robert Friedman ("Friedman") to Ganaterra Corporation N.V. ("Ganaterra"). The Company agrees that 29,500 of such shares received by Ganaterra have not become or shall not upon completion become or be deemed Subscribing Party Voting Securities and may be sold or transferred freely by Ganaterra, subject to applicable securities laws or other restrictions not contained in this Agreement. The Subscribing Parties agree that the remaining 29,100 shares received by Ganaterra from Friedman have become or shall become upon completion Subscribing Party Voting Securities and such shares do or shall constitute additional shares subject to this Agreement including, but not limited to, the restrictions set forth in Section 2.4. The Company agrees to use its best efforts to cause its counsel to deliver any and all opinions reasonably requested by the Company's transfer agent, promptly upon request, in connection with the sale of 58,600 to Ganaterra and any subsequent transfer by Ganaterra of such shares pursuant to this Section 2.5.

                           3.10. 1997 Annual Meeting Acknowledgment. The Subscribing Parties hereby acknowledge that (i) the Company made reasonable efforts through September 15, 1997 to hold the 1997 Annual Meeting by that date; (ii) the



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

                           delay of the 1997 Annual Meeting beyond September 15, 1997 was caused by forces beyond the Company's reasonable control; (iii) the Company has not violated Section 3.9 of the Agreement as in effect prior to the Amendment; and (iv) the transfer restrictions contained in Section 2.4, as amended, are in full force and effect.

                           3.11 Exchange Act Compliance - The Company represents and warrants that it has filed to date the reports required to be filed by it under the Securities Exchange Act of 1934 to the extent required to enable holders of Shares to sell Shares within the limitation of the exemptions provided by Rule 144 under the Securities Act of 1933, as amended.

                  (c) Section 6(b) of the Agreement shall be amended by inserting the following sentence at the end of such Section:

                           All securities held in the trading account of May Davis shall be included in the definition of Subscribing Party Voting Securities; provided, however, that none of such securities other than 11,400 outstanding shares of Common Stock shall be subject to Section 2.4. All warrants held by the Subscribing Parties shall be expressly excluded from the definition of Subscribing Party Voting Securities.

                  (d) Section 3.9 of the Agreement shall be amended by changing the phrase "September 15, 1997" to "October 13, 1997" in each instance in which it appears

                  (e) May Davis and the Company hereby agree that Sections 5(n), 5(p) and 5(v) of the Underwriting Agreement shall be deleted in their entirety and the following provisions substituted in lieu thereof (all capitalized terms used below shall have the respective meanings set forth in the Underwriting Agreement):

                           5(n) From the Effective Date until January 1, 1998, not issue any other shares of Common Stock or securities convertible into Common Stock without the prior written consent of the Underwriter, which consent shall not be unreasonably withheld or delayed. In the event that the Company requests the Underwriter's consent for any of the above, the Underwriter shall have five days from the date of such request to indicate its approval or disapproval. If the Underwriter does not respond within such five day period, its consent will be assumed. Notwithstanding the foregoing, the Company may issue securities (A) upon (i) the exercise of any warrants or options outstanding on the date hereof or contemplated in the Prospectus pursuant to the terms thereof; (ii) pursuant to the exercise of the Over-allotment Option; and (iii) the exercise of the Underwriter's Warrant, and (B) pursuant to any of the Stock Option Plans described in the Prospectus or plans subsequently adopted.

                           5(p) For a period of two years from the Effective Date, the Company will not file a Form S-8 registration statement without the consent of the Underwriter, which consent will not be unreasonably withheld; provided, however, that May Davis hereby consents to the filing by the Company, on or after May 14, 1998, of one or more Form S-8 registration statements and any amendments thereto which register the offer and sale of not more than 1,360,000 shares of Common Stock issuable upon the exercise of stock options or pursuant to the NetLive Performance Share Program Plan and/or any employee benefit program of the Company.

                           5(v) From the Effective Date until January 1, 1998, the Company shall not issue any of its securities in any offering pursuant to Regulation S under the 1933 Act, without the prior written consent of the Underwriter.

         3. Confirmation. Except as expressly specified herein, all other terms, conditions and provisions of the Settlement Agreement are hereby confirmed and shall remain in full force and effect without modification.

         4. Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which shall constitute a single document.

         5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed therein.


         [space intentionally left blank]




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



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                            NETLIVE COMMUNICATIONS, INC.




                                            By: /s/ Michael Kharitonov
                                                -------------------------------
                                                   Name:  Michael Kharitonov
                                                   Title: Chairman of the Board
                                                   Chief Executive Officer




Address:                                    THE SUBSCRIBING PARTIES:

Owen May                                    MAY DAVIS GROUP, INC.
May Davis Group, Inc.
Wall Street Tower
20 Exchange Place                           By: /s/ Owen May
New York, New York  10005                       -------------------------------
Facsimile No: (212) 480-2757                      Name:  Owen May
Executive Officer                                 Title: Chairman and Chief


Address:

Owen May
May Davis Group, Inc.                       /s/ Owen May
Wall Street Tower                           ----------------------------
20 Exchange Place                           OWEN MAY
New York, New York  10005
Facsimile No.: (212) 480-2757

Address:

Dibo Attar                                 /s/ Dibo Attar
c/o Woodco Fund Management                 -----------------------------
4900 Woodway - Suite 650                   DIBO ATTAR
Houston, Texas  77056
Facsimile No.:  (713) 621-8027


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



Address:


Dennis Sal                                /s/ Dennis Sal
Dennis Sal Associates                     -----------------------------
15700 West Ten Mile Road                  DENNIS SAL
Suite 112
Southfield, Michigan  48075
Facsimile:  (810) 569-6242

Address:

Davstar II Mgd. Investments               DAVSTAR II MGD. INVESTMENTS CORP.
  Corp. N.V.                              N.V.
c/o Woodco Fund Management
4900 Woodway - Suite 650                  By: /s/
Houston, Texas  77056                        ------------------------------
Facsimile:  (713) 6221-8027                   Name:
                                              Title:



Address:

Jasminville Corp. N.V.                    JASMINVILLE CORP. N.V.
c/o Woodco Fund Management
4900 Woodway                              By: /s/
Suite 650                                    ------------------------------
Houston, Texas  77056                         Name:
Facsimile:  (713) 621-8027                    Title:

Address:

Celestial Dreams Corp. N.V.               CELESTIAL DREAMS CORP. N.V.
c/o Woodco Fund Management
4900 Woodway                              By: /s/
Suite 650                                    ------------------------------
Houston, Texas 77056                          Name:
Facsimile:  (713) 621-8027                    Title:


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



Address:                               EAGLEHURST CORP. N.V.

Eaglehurst Corp. N.V.
c/o Woodco Fund Management             By: /s/
4900 Woodway - Suite 650                   ______________________________
Houston, Texas  77056                      Name:  Intertrust (Curacao) N.V.
Facsimile: No. (713) 621-8027              Title: Managing Director


Address:                              SIGNAL HILL N.V.

Signal Hill N.V.
c/o Woodco Fund Management            By: /s/
4900 Woodway - Suite 650                  ______________________________
Houston, Texas  77056                     Name:  Intertrust (Curacao) N.V.
Facsimile: No. (713) 621-8027             Title: Managing Director


Address:                              WELLINGTON CORP. N.V.

Wellington Corp. N.V.
c/o Woodco Fund Management            By: /s/
4900 Woodway - Suite 650                  ______________________________
Houston, Texas  77056                     Name:  Intertrust (Curacao) N.V.
Facsimile: No. (713) 621-8027             Title: Managing Director


Address:                              GANATERRA CORP. N.V.

Ganaterra Corp. N.V.
c/o Woodco Fund Management            By: /s/
4900 Woodway - Suite 650                  ______________________________
Houston, Texas  77056                     Name:  Intertrust (Curacao) N.V.
Facsimile: No. (713) 621-8027             Title: Managing Director



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